ADVISORS EDGE®NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT VNY

Supplement Dated August 5, 2016

to the

Prospectus dated May 1, 2016

Effective on or about August 5, 2016 (“merger date”), the NVIT Developing Markets Fund will merge into NVIT Emerging Markets Fund of the Nationwide Variable Insurance Trust:

MERGING FUND	SURVIVING FUND
NVIT Developing Markets Fund	NVIT Emerging Markets Fund

If you do not wish to remain allocated to the Surviving Fund, you may generally transfer your policy value allocated in the Surviving Fund to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the Surviving Fund, you will not be charged for the transfer from that Surviving Fund into another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisors Edge® NY Variable Annuity dated May 1, 2016